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                                                                    Exhibit 10.5

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO THE SECURITY AGREEMENT (this "Amendment") is made as of July 11, 2003 by and between MERISANT COMPANY 2, SARL, a limited liability company organized and existing under the laws of Switzerland (the "Grantor"), and MERISANT COMPANY, a Delaware corporation (the "Secured Party") under that certain Security Agreement dated as of December 22, 2000 by and among the Grantor and the Secured Party (the "Security Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Security Agreement.

                                   WITNESSETH

     WHEREAS, the Grantor and the Secured Party are parties to the Security Agreement; and

     WHEREAS, the Grantor and the Secured Party have agreed to amend the Security Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Security Agreement:

          1.     AMENDMENTS.

     1.1. Section 1 of the Security Agreement is amended (i) to delete the definitions of "Administrative Agent", "Arrangers", "Consent and Second Amendment", "Credit Agreement", "Guarantee & Collateral Agreement", "Lenders" and "Syndication Agent", (ii) to delete the phrase "dated _______" now appearing in the definition of "Assignment and Assumption Agreement" and to substitute the following therefor:
          "December 22, 2000", (iii) to delete the phrase "dated December __, 2000" now appearing in the definition of "SwissCo Intercompany Note" and to substitute the following therefor: "dated December 22, 2000", and (iv) to insert the following new definitions alphabetically therein:

                 "AMENDMENT NO. 1 EFFECTIVE DATE" MEANS JULY 11, 2003.

                 " CREDIT AGREEMENT" MEANS THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JULY 11, 2003, BY AND AMONG THE SECURED PARTY, AS BORROWER, TABLETOP HOLDINGS, INC., THE FINANCIAL INSTITUTIONS AND OTHER ENTITIES FROM TIME TO TIME PARTIES THERETO AS LENDERS (THE "LENDERS"), CREDIT SUISSE FIRST BOSTON, AS ADMINISTRATIVE AGENT (THE "ADMINISTRATIVE AGENT"), AND CREDIT SUISSE FIRST BOSTON, AS SOLE ARRANGER AND BOOK MANAGER, AS AMENDED, MODIFIED, RENEWED, EXTENDED, SUBSTITUTED, RESTRUCTURED, REPLACED, SUPPLEMENTED OR RESTATED, IN WHOLE OR IN PART AND WITHOUT LIMITATION AS TO AMOUNT, TERMS, CONDITIONS OR COVENANTS.

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                 "MATERIAL INTELLECTUAL PROPERTY" MEANS ALL TRADEMARKS, SUBJECT
          AGREEMENTS AND SUBJECT INTANGIBLES OWNED BY OR LICENSED TO A GRANTOR WHICH IS MATERIAL TO ITS BUSINESS.

                 "MERISANT SECURITY AGREEMENT" MEANS THAT CERTAIN SECURITY AGREEMENT, DATED AS OF JULY 11, 2003, BY AND AMONG TABLETOP HOLDINGS, INC., THE SECURED PARTY AND CERTAIN OTHER SUBSIDIARIES OF THE SECURED PARTY, AS GRANTORS, AND THE ADMINISTRATIVE AGENT, AS AMENDED, MODIFIED, RENEWED, EXTENDED, SUBSTITUTED, RESTRUCTURED, REPLACED, SUPPLEMENTED OR RESTATED, IN WHOLE OR IN PART AND WITHOUT LIMITATION AS TO AMOUNT, TERMS, CONDITIONS OR COVENANTS.

     1.2. Each reference to the term "Guarantee and Collateral Agreement" now appearing in the Security Agreement is deleted and the following is substituted therefor: "Merisant Security Agreement".

     1.3. Section 3 of the Security Agreement is amended to delete the phrase "those jurisdictions recited in Clause 9(F)(ii) of the Consent and Second Amendment" now appearing therein and to substitute the following therefor: "France, Germany, United Kingdom, Italy, Benelux, Mexico and Australia".

     1.4. Section 5(d) of the Security Agreement is deleted in its entirety, and the following is substituted therefor:

          (d)    GRANTOR HEREBY REPRESENTS AND WARRANTS THAT:

          (i) TITLE; NO OTHER LIENS. EXCEPT FOR THE LIEN GRANTED TO THE SECURED PARTY PURSUANT TO THIS AGREEMENT AND THE OTHER LIENS PERMITTED TO EXIST ON THE COLLATERAL UNDER THE CREDIT AGREEMENT, THE GRANTOR HAS RIGHTS IN AND POWER TO TRANSFER EACH ITEM OF COLLATERAL IN WHICH A LIEN IS GRANTED BY IT HEREUNDER, FREE AND CLEAR OF ANY AND ALL LIENS. FOR THE AVOIDANCE OF DOUBT, IT IS UNDERSTOOD AND AGREED THAT THE GRANTOR MAY, AS PART OF ITS BUSINESS, GRANT LICENSES TO THIRD PARTIES TO USE COLLATERAL OWNED OR DEVELOPED BY THE GRANTOR. FOR PURPOSES OF THIS AGREEMENT AND THE SWISSCO INTERCOMPANY NOTE, SUCH LICENSING ACTIVITY SHALL NOT CONSTITUTE A "LIEN" ON SUCH INTELLECTUAL PROPERTY.

          (ii) PERFECTION AND PRIORITY. THE FILINGS HAVING BEEN DULY MADE IN THE LOCATIONS SPECIFIED IN SECTION 3, THE SECURITY INTEREST GRANTED PURSUANT TO THIS AGREEMENT CONSTITUTES A VALID AND CONTINUING PERFECTED SECURITY INTEREST IN FAVOR OF THE SECURED PARTY IN THE COLLATERAL. SUCH SECURITY INTEREST IS PRIOR TO ALL OTHER LIENS ON THE COLLATERAL EXCEPT FOR LIENS WHICH HAVE PRIORITY OVER THE SECURED PARTY'S LIEN AS PERMITTED UNDER
                 SECTION 6.3 OF THE CREDIT AGREEMENT.

          (iii)  JURISDICTION OF INCORPORATION; CHIEF EXECUTIVE OFFICE.

                       (a) WITHIN THE FIVE-YEAR PERIOD PRECEDING THE AMENDMENT NO. 1 EFFECTIVE DATE THE GRANTOR HAS NOT HAD, OR OPERATED IN ANY JURISDICTION

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                 UNDER, ANY TRADE NAME, FICTITIOUS NAME OR OTHER NAME OTHER THAN
                 ITS LEGAL NAME.

                       (b) ON THE AMENDMENT NO. 1 EFFECTIVE DATE THE GRANTOR'S JURISDICTION OF ORGANIZATION AND THE LOCATION OF THE GRANTOR'S CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS ARE SPECIFIED IN THE PREAMBLE TO THIS AGREEMENT, AND THE GRANTOR HAS NO ORGANIZATIONAL IDENTIFICATION NUMBER.

          (iv)   INTELLECTUAL PROPERTY.

                       (a)  SCHEDULE A (AS SUPPLEMENTED AS OF THE AMENDMENT
                 NO. 1 EFFECTIVE DATE) LISTS ALL MATERIAL INTELLECTUAL PROPERTY OF THE GRANTOR ON THE AMENDMENT NO. 1 EFFECTIVE DATE, SEPARATELY IDENTIFYING THAT OWNED BY THE GRANTOR AND THAT LICENSED TO THE GRANTOR. THE MATERIAL INTELLECTUAL PROPERTY SET FORTH ON SCHEDULE A FOR THE GRANTOR CONSTITUTES ALL OF THE INTELLECTUAL PROPERTY RIGHTS NECESSARY FOR THE GRANTOR TO CONDUCT ITS BUSINESS.

                       (b) ON THE DATE HEREOF, ALL MATERIAL INTELLECTUAL PROPERTY OWNED BY THE GRANTOR IS VALID, SUBSISTING, UNEXPIRED AND ENFORCEABLE, HAS NOT BEEN ADJUDGED INVALID AND HAS NOT BEEN ABANDONED, OPPOSED OR CANCELLED OR OTHERWISE CHALLENGED AND THE USE THEREOF IN THE BUSINESS OF THE GRANTOR DOES NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY OTHER PERSON.

                       (c) EXCEPT AS SET FORTH IN SCHEDULE A (AS SUPPLEMENTED AS OF THE AMENDMENT NO. 1 EFFECTIVE DATE), ON THE AMENDMENT NO. 1 EFFECTIVE DATE, NONE OF THE MATERIAL INTELLECTUAL PROPERTY OWNED BY THE GRANTOR IS THE SUBJECT OF ANY LICENSING OR FRANCHISE AGREEMENT PURSUANT TO WHICH THE GRANTOR IS THE LICENSOR OR FRANCHISOR.

                       (d) NO HOLDING, DECISION OR JUDGMENT HAS BEEN RENDERED BY ANY GOVERNMENTAL AUTHORITY THAT WOULD LIMIT, CANCEL OR QUESTION THE VALIDITY OR ENFORCEABILITY OF, OR THE GRANTOR'S RIGHTS IN, ANY MATERIAL INTELLECTUAL PROPERTY.

                       (e) NO ACTION OR PROCEEDING SEEKING TO LIMIT, CANCEL OR QUESTION THE VALIDITY OF ANY MATERIAL INTELLECTUAL PROPERTY OWNED BY THE GRANTOR OR THE GRANTOR'S OWNERSHIP INTEREST THEREIN IS ON THE DATE HEREOF PENDING OR, TO THE KNOWLEDGE OF THE GRANTOR, THREATENED. THERE ARE NO CLAIMS, JUDGMENTS OR SETTLEMENTS TO BE PAID BY THE GRANTOR RELATING TO THE MATERIAL INTELLECTUAL PROPERTY NOR ANY INJUNCTIONS ISSUED LIMITING OR BARRING USE OF ANY MATERIAL INTELLECTUAL PROPERTY.

     1.5. Section 5(e) of the Security Agreement is deleted in its entirety, and the following is substituted therefor:

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          (e)    GRANTOR HEREBY FURTHER REPRESENTS AND WARRANTS THAT:

          (i) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. THE GRANTOR (a) IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANIZATION, (b) HAS THE CORPORATE POWER AND AUTHORITY, AND THE LEGAL RIGHT, TO OWN AND OPERATE ITS PROPERTY, TO LEASE THE PROPERTY IT OPERATES AS LESSEE AND TO CONDUCT THE BUSINESS IN WHICH IT IS CURRENTLY ENGAGED, (c) IS DULY QUALIFIED AS A FOREIGN CORPORATION AND IN GOOD STANDING UNDER THE LAWS OF EACH JURISDICTION WHERE ITS OWNERSHIP, LEASE OR OPERATION OF PROPERTY OR THE CONDUCT OF ITS BUSINESS REQUIRES SUCH QUALIFICATION EXCEPT TO THE EXTENT THE FAILURE TO SO QUALIFY COULD NOT, IN THE AGGREGATE, REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT, (d) IS IN COMPLIANCE WITH ALL REQUIREMENTS OF LAW EXCEPT TO THE EXTENT THAT THE FAILURE TO COMPLY THEREWITH WOULD NOT, IN THE AGGREGATE, REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT, (e) IS IN COMPLIANCE WITH ITS CONSTITUENT DOCUMENTS AND
                 (f) HAS ALL NECESSARY PERMITS FROM OR BY, HAS MADE ALL NECESSARY FILINGS WITH, AND HAS GIVEN ALL NECESSARY NOTICES TO, EACH GOVERNMENTAL AUTHORITY HAVING JURISDICTION, TO THE EXTENT REQUIRED FOR SUCH OWNERSHIP, OPERATION, LEASE AND CONDUCT, EXCEPT FOR PERMITS, FILINGS OR NOTICES THE FAILURE TO OBTAIN OR MAKE WOULD NOT, IN THE AGGREGATE, REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          (ii) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. THE GRANTOR HAS THE CORPORATE POWER AND AUTHORITY, AND THE LEGAL RIGHT, TO MAKE, DELIVER AND PERFORM THIS AGREEMENT AND THE SWISSCO INTERCOMPANY NOTE. THE GRANTOR HAS TAKEN ALL NECESSARY CORPORATE ACTION TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE SWISSCO INTERCOMPANY NOTE. NO CONSENT OR AUTHORIZATION OF, FILING WITH, NOTICE TO OR OTHER ACT BY OR IN RESPECT OF, ANY GOVERNMENTAL AUTHORITY OR ANY OTHER PERSON IS REQUIRED IN CONNECTION WITH THE EXTENSIONS OF CREDIT HEREUNDER OR WITH THE EXECUTION, DELIVERY, PERFORMANCE, VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE SWISSCO INTERCOMPANY NOTE, EXCEPT (a) CONSENTS, AUTHORIZATIONS, FILINGS AND NOTICES WHICH HAVE BEEN OBTAINED OR MADE AND ARE IN FULL FORCE AND EFFECT AND (b) THE FILINGS REFERRED TO IN SECTION 5(d). THIS AGREEMENT AND THE SWISSCO INTERCOMPANY NOTE HAVE BEEN DULY EXECUTED AND DELIVERED ON BEHALF OF THE GRANTOR. EACH OF THIS AGREEMENT AND THE SWISSCO INTERCOMPANY NOTE CONSTITUTES A LEGAL, VALID AND BINDING OBLIGATION OF THE GRANTOR, ENFORCEABLE AGAINST THE GRANTOR IN ACCORDANCE WITH ITS TERMS, EXCEPT AS ENFORCEABILITY MAY BE LIMITED BY APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR SIMILAR LAWS AFFECTING THE ENFORCEMENT OF CREDITORS' RIGHTS GENERALLY AND BY GENERAL EQUITABLE PRINCIPLES (WHETHER ENFORCEMENT IS SOUGHT BY PROCEEDINGS IN EQUITY OR AT
                 LAW).

          (iii) NO LEGAL BAR. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE SWISSCO INTERCOMPANY NOTE WILL NOT VIOLATE ANY REQUIREMENT OF LAW OR ANY CONTRACTUAL OBLIGATION OF THE GRANTOR AND WILL NOT RESULT IN,

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                 OR REQUIRE, THE CREATION OR IMPOSITION OF ANY LIEN ON ANY OF
                 THEIR RESPECTIVE PROPERTIES OR REVENUES PURSUANT TO ANY REQUIREMENT OF LAW OR ANY SUCH CONTRACTUAL OBLIGATION (OTHER THAN THE LIENS CREATED HEREUNDER). NO REQUIREMENT OF LAW OR CONTRACTUAL OBLIGATION APPLICABLE TO THE GRANTOR WOULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT. NO PERFORMANCE OF AN CONTRACTUAL OBLIGATION BY THE GRANTOR, EITHER UNCONDITIONALLY OR UPON THE HAPPENING OF AN EVENT, WOULD RESULT IN THE CREATION OF A LIEN (OTHER THAN A LIEN PERMITTED UNDER
                 SECTION 5(d)) ON THE PROPERTY OR ASSETS THEREOF.

          (iv) LITIGATION. NO LITIGATION, INVESTIGATION OR PROCEEDING OF OR BEFORE ANY ARBITRATOR OR GOVERNMENTAL AUTHORITY IS PENDING OR, TO THE BEST KNOWLEDGE OF THE GRANTOR, THREATENED BY OR AGAINST THE GRANTOR OR AGAINST ANY OF ITS OR REVENUES (a) WITH RESPECT THE AGREEMENT OR THE SWISSCO INTERCOMPANY NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR (b) THAT WOULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

     1.6. Section 6 of the Security Agreement is deleted in its entirety, and the following is substituted therefor:

          SECTION 6. COVENANTS.  THE GRANTOR HEREBY COVENANTS AND AGREES THAT:

     (a) DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. IF ANY MATERIAL AMOUNT PAYABLE UNDER OR IN CONNECTION WITH ANY OF THE COLLATERAL OWNED BY THE GRANTOR SHALL BE OR BECOME EVIDENCED BY AN INSTRUMENT OR CHATTEL PAPER, THE GRANTOR SHALL PROMPTLY DELIVER SUCH INSTRUMENT OR CHATTEL PAPER TO THE SECURED PARTY, DULY INDORSED IN A MANNER REASONABLY SATISFACTORY TO THE SECURED PARTY, OR, IF CONSENTED TO BY THE SECURED PARTY, SHALL MARK ALL SUCH INSTRUMENTS AND CHATTEL PAPER WITH THE FOLLOWING LEGEND: "THIS WRITING AND THE OBLIGATIONS EVIDENCED OR SECURED HEREBY ARE SUBJECT TO THE SECURITY INTEREST OF MERISANT COMPANY, AS SECURED PARTY".

     (b) PAYMENT OF OBLIGATIONS. THE GRANTOR WILL PAY AND DISCHARGE OR OTHERWISE SATISFY AT OR BEFORE MATURITY OR BEFORE THEY BECOME DELINQUENT, AS THE CASE MAY BE, ALL MATERIAL TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES OR LEVIES IMPOSED UPON THE COLLATERAL OR IN RESPECT OF INCOME OR PROFITS THEREFROM, AS WELL AS ALL CLAIMS OF ANY KIND (INCLUDING CLAIMS FOR LABOR, MATERIALS AND SUPPLIES) AGAINST OR WITH RESPECT TO THE COLLATERAL, EXCEPT THAT NO SUCH CHARGE NEED BE PAID IF THE AMOUNT OR VALIDITY THEREOF IS CURRENTLY BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, RESERVES IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AS IN EFFECT FROM TIME TO TIME WITH RESPECT THERETO HAVE BEEN PROVIDED ON THE BOOKS OF THE GRANTOR AND SUCH PROCEEDINGS COULD NOT REASONABLY BE EXPECTED TO RESULT IN THE SALE, FORFEITURE OR LOSS OF ANY MATERIAL PORTION OF THE COLLATERAL OR ANY INTEREST THEREIN OR OTHERWISE RESULT IN A MATERIAL ADVERSE EFFECT.

     (c)  MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.

          (i) THE GRANTOR WILL MAINTAIN THE SECURITY INTEREST CREATED BY THIS AGREEMENT AS A PERFECTED SECURITY INTEREST HAVING AT LEAST THE PRIORITY DESCRIBED IN SECTION 5(d) AND SHALL DEFEND SUCH SECURITY INTEREST AGAINST THE CLAIMS AND

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                 DEMANDS OF ALL PERSONS (OTHER THAN PERSONS HOLDING LIENS
                 EXPRESSLY PERMITTED BY SECTION 5(d)).

          (ii) THE GRANTOR WILL FURNISH TO THE SECURED PARTY FROM TIME TO TIME STATEMENTS AND SCHEDULES FURTHER IDENTIFYING THE COLLATERAL AND SUCH OTHER REPORTS IN CONNECTION WITH THE COLLATERAL AS THE SECURED PARTY MAY REASONABLY REQUEST, ALL IN REASONABLE DETAIL.

          (iii) AT ANY TIME AND FROM TIME TO TIME, UPON THE WRITTEN REQUEST OF THE SECURED PARTY, AND AT THE SOLE EXPENSE OF THE GRANTOR, THE GRANTOR WILL PROMPTLY AND DULY EXECUTE AND DELIVER, AND HAVE RECORDED, SUCH FURTHER INSTRUMENTS AND DOCUMENTS AND TAKE SUCH FURTHER ACTION AS THE SECURED PARTY MAY REASONABLY REQUEST FOR THE PURPOSE OF OBTAINING OR PRESERVING THE FULL BENEFITS OF THIS AGREEMENT AND OF THE RIGHTS AND POWERS HEREIN GRANTED, INCLUDING THE FILING OF ANY FINANCING OR CONTINUATION STATEMENT UNDER APPLICABLE LAWS IN EFFECT IN ANY JURISDICTION WITH RESPECT TO THE SECURITY INTEREST CREATED HEREBY.

     (d) CHANGES IN LOCATIONS, NAME, ETC. EXCEPT UPON 15 DAYS' PRIOR WRITTEN NOTICE TO THE SECURED PARTY AND DELIVERY TO THE SECURED PARTY OF ALL ADDITIONAL EXECUTED FINANCING STATEMENTS AND OTHER DOCUMENTS REASONABLY REQUESTED BY THE SECURED PARTY TO MAINTAIN THE VALIDITY, PERFECTION AND PRIORITY OF THE SECURITY INTERESTS PROVIDED FOR HEREIN, THE GRANTOR WILL NOT:

          (i) CHANGE ITS JURISDICTION OF INCORPORATION OR THE LOCATION OF ITS CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS FROM THAT REFERRED TO IN THE PREAMBLE TO THIS AGREEMENT; OR

          (ii) CHANGE ITS NAME, IDENTITY OR CORPORATE STRUCTURE TO SUCH AN EXTENT THAT ANY FINANCING STATEMENT FILED IN CONNECTION WITH THIS AGREEMENT WOULD BECOME MISLEADING.

     (e)  INTELLECTUAL PROPERTY.

          (i) THE GRANTOR (EITHER ITSELF OR THROUGH LICENSEES) WILL (i) CONTINUE TO USE EACH TRADEMARK THAT IS MATERIAL INTELLECTUAL PROPERTY IN ORDER TO MAINTAIN SUCH TRADEMARK IN FULL FORCE AND EFFECT WITH RESPECT TO EACH CLASS OF GOODS FOR WHICH SUCH TRADEMARK IS CURRENTLY USED, FREE FROM ANY CLAIM OF ABANDONMENT FOR NON-USE, (ii) MAINTAIN AS IN THE PAST THE QUALITY OF PRODUCTS AND SERVICES OFFERED UNDER SUCH TRADEMARK, (iii) USE SUCH TRADEMARK WITH THE APPROPRIATE NOTICE OF REGISTRATION AND ALL OTHER NOTICES AND LEGENDS REQUIRED BY APPLICABLE REQUIREMENTS OF LAW, (iv) NOT ADOPT OR USE ANY MARK WHICH IS CONFUSINGLY SIMILAR OR A COLORABLE IMITATION OF SUCH TRADEMARK UNLESS THE SECURED PARTY SHALL OBTAIN A PERFECTED SECURITY INTEREST IN SUCH MARK PURSUANT TO THIS AGREEMENT AND (v) NOT (AND NOT PERMIT ANY LICENSEE OR SUBLICENSEE THEREOF TO) DO ANY ACT OR KNOWINGLY OMIT TO DO ANY ACT WHEREBY SUCH TRADEMARK MAY BECOME

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                 INVALIDATED OR IMPAIRED IN ANY WAY OR DESTROY OR OTHERWISE
                 TARNISH THE GOODWILL ASSOCIATED WITH ANY TRADEMARK.

          (ii) THE GRANTOR (EITHER ITSELF OR THROUGH LICENSEES) WILL NOT DO ANY ACT, OR OMIT TO DO ANY ACT, WHEREBY ANY TRADE SECRET WHICH IS MATERIAL INTELLECTUAL PROPERTY MAY BECOME PUBLICLY AVAILABLE OR OTHERWISE UNPROTECTABLE.

          (iii) THE GRANTOR (EITHER ITSELF OR THROUGH LICENSEES) WILL NOT DO ANY ACT THAT KNOWINGLY USES ANY MATERIAL INTELLECTUAL PROPERTY TO INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY OTHER PERSON.

          (iv) THE GRANTOR WILL NOTIFY THE SECURED PARTY IMMEDIATELY IF IT KNOWS, OR HAS REASON TO KNOW, THAT ANY APPLICATION OR REGISTRATION RELATING TO ANY MATERIAL INTELLECTUAL PROPERTY MAY BECOME FORFEITED, ABANDONED OR DEDICATED TO THE PUBLIC, OR OF ANY ADVERSE DETERMINATION OR DEVELOPMENT (INCLUDING THE INSTITUTION OF, OR ANY SUCH DETERMINATION OR DEVELOPMENT IN, ANY PROCEEDING IN THE UNITED STATES PATENT AND TRADEMARK OFFICE OR ANY COURT OR TRIBUNAL IN ANY COUNTRY) REGARDING THE GRANTOR'S OWNERSHIP OF, RIGHT TO USE, INTEREST IN, OR THE VALIDITY OF, ANY MATERIAL INTELLECTUAL PROPERTY OR THE GRANTOR'S RIGHT TO REGISTER THE SAME OR TO OWN AND MAINTAIN THE SAME.

          (v) WHENEVER THE GRANTOR, EITHER BY ITSELF OR THROUGH ANY AGENT, LICENSEE OR DESIGNEE, SHALL FILE AN APPLICATION FOR THE REGISTRATION OF ANY INTELLECTUAL PROPERTY WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE OR ANY SIMILAR OFFICE OR AGENCY WITHIN OR OUTSIDE THE UNITED STATES, THE GRANTOR SHALL REPORT SUCH FILING TO THE SECURED PARTY WITHIN FIVE BUSINESS DAYS AFTER THE LAST DAY OF THE FISCAL QUARTER IN WHICH SUCH FILING OCCURS. UPON REQUEST OF THE SECURED PARTY, THE GRANTOR SHALL EXECUTE AND DELIVER, AND HAVE RECORDED, ANY AND ALL AGREEMENTS, INSTRUMENTS, DOCUMENTS, AND PAPERS AS THE SECURED PARTY MAY REQUEST TO EVIDENCE THE SECURED PARTY'S SECURITY INTEREST IN ANY TRADEMARK AND THE GOODWILL AND GENERAL INTANGIBLES OF THE GRANTOR RELATING THERETO OR REPRESENTED THEREBY.

          (vi) THE GRANTOR WILL TAKE ALL REASONABLE ACTIONS NECESSARY OR REQUESTED BY THE SECURED PARTY, INCLUDING IN ANY PROCEEDING BEFORE THE UNITED STATES PATENT AND TRADEMARK OFFICE OR ANY SIMILAR OFFICE OR AGENCY, TO MAINTAIN AND PURSUE EACH APPLICATION (AND TO OBTAIN THE RELEVANT REGISTRATION) AND TO MAINTAIN EACH REGISTRATION OF ANY TRADEMARK THAT IS MATERIAL INTELLECTUAL PROPERTY, INCLUDING FILING OF APPLICATIONS FOR RENEWAL, AFFIDAVITS OF USE, AFFIDAVITS OF INCONTESTABILITY AND OPPOSITION AND INTERFERENCE AND CANCELLATION PROCEEDINGS.

          (vii) IN THE EVENT THAT ANY MATERIAL INTELLECTUAL PROPERTY IS INFRINGED UPON OR MISAPPROPRIATED OR DILUTED BY A THIRD PARTY, THE GRANTOR SHALL NOTIFY THE SECURED PARTY PROMPTLY AFTER THE GRANTOR LEARNS THEREOF. THE GRANTOR SHALL TAKE ALL APPROPRIATE ACTION IN RESPONSE TO SUCH INFRINGEMENT,

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                 MISAPPROPRIATION OR DILUTION, AS DETERMINED IN THE EXERCISE OF
                 ITS REASONABLE BUSINESS JUDGEMENT, INCLUDING PROMPTLY BRINGING SUIT FOR INFRINGEMENT, MISAPPROPRIATION OR DILUTION AND TO RECOVER ANY AND ALL DAMAGES FOR SUCH INFRINGEMENT, MISAPPROPRIATION OR DILUTION, AND SHALL TAKE SUCH OTHER ACTIONS AS MAY BE APPROPRIATE IN ITS REASONABLE JUDGMENT UNDER THE CIRCUMSTANCES TO PROTECT SUCH MATERIAL INTELLECTUAL PROPERTY.

     1.7. Schedule A to the Security Agreement is hereby supplemented to reflect the addition of the Trademarks set forth on Attachment A hereto.

          2. NOTICES. Pursuant to Section 11(a) of the Security Agreement, the Grantor hereby confirms the following as its notice information:

                 Merisant Company 2, Sarl
                 Av Jean Jacques Rousseau 7
                 Neuchatel, Switzerland CH-2000
                 Attention: Balvinder Dhillon
                 Facsimile No.: + 41 32 722 01 02
                 Telephone No.: + 41 32 722 01 01

                 with a copy to:

                 Merisant Company
                 10 South Riverside Plaza, Suite 850
                 Chicago, IL 60606
                 Attention: Chief Financial Officer
                 Facsimile No.: (312) 840-5440

          3. NO NOVATION. It is the express intent of the parties hereto that this Amendment is in no way intended to constitute a novation of any of the Grantor's indebtedness which is evidenced by the SwissCo Intercompany Note. The Grantor acknowledges and agrees that the security interest granted pursuant to the Security Agreement with respect to the Collateral identified in any supplement to Schedule A to the Security Agreement shall be in addition to, and not in substitution for, the security interest granted in any other Collateral pursuant to the Security Agreement. Nothing in this Amendment or in connection with the transactions contemplated in connection with this Amendment or otherwise shall be construed, directly or indirectly, by implication or otherwise, to impair the validity, enforceability, priority, perfection or other attributes of the security interest granted pursuant to the Security Agreement.

          4. CONDITION OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that Secured Party shall have received duly executed copies of the signature pages to this Amendment from all of the parties hereto.

          5.     REFERENCES TO THE SECURITY AGREEMENT.

     5.1. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Security Agreement (including any reference therein to "this

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          Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) shall mean and be a reference to the Security Agreement as amended hereby.

     5.2. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Secured Party, nor constitute a waiver of any provision of the Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     (Remainder of Page Intentionally Blank)

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                        MERISANT COMPANY 2, SARL

                                        By:  /s/ Luther C. Kissam IV
                                            -------------------------------
                                        Name:     Luther C. Kissam IV
                                        Title:    Director


                                        MERISANT COMPANY

                                        By:  /s/ Luther C. Kissam IV
                                            -------------------------------
                                        Name:     Luther C. Kissam IV
                                        Title:    VP Secretary & General Counsel

STATE OF NEW YORK  )
     :    ss
COUNTY OF NEW YORK )

     On the 11th day of July in the year 2003, before me, the undersigned, personally appeared Luther C. Kissam IV personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as VP, Sec & Gen Counsel of Merisant Company 2, Sarl, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

                                            /s/ John F. Storz
                                          -----------------------
                                          Notary Public

[affix stamp and seal]                               JOHN F. STORZ
                                           Notary Public, State of New York
STATE OF NEW YORK  )                                No. 02ST6090866
     :    ss                                 Qualified in New York County
COUNTY OF NEW YORK )                         Commission Expires 4/21/2007

     On the 11th day of July in the year 2003, before me, the undersigned, personally appeared Luther C. Kissam IV personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as VP, Sec & Gen Counsel of Merisant Company, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

                                            /s/ John F. Storz
                                          -----------------------
                                          Notary Public

[affix stamp and seal]                               JOHN F. STORZ
                                           Notary Public, State of New York
                                                    No. 02ST6090866
                                             Qualified in New York County
SIGNATURE PAGE TO AMENDMENT NO. 1            Commission Expires 4/21/2007